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                                                                    EXHIBIT 99.1

                       CERTIFICATE OF THE CHIEF EXECUTIVE
                          OFFICER OF GENTEX CORPORATION


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350):

I, Fred T. Bauer, Chief Executive Officer of Gentex Corporation, certify, to the best of my knowledge and belief, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

     (1) The quarterly report on Form 10-Q for the quarterly period ended June 30, 2002, which this statement accompanies, fully complies with requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 and;
     (2) The information contained in this quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of Gentex Corporation.



                                          GENTEX CORPORATION


Dated:  August 14, 2002                   By:  /s/ Fred T. Bauer
        ---------------                        --------------------------------
                                                   Fred T. Bauer
                                          Its:     Chief Executive Officer